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                                                                     EXHIBIT 1.2

                        [FORM OF UNDERWRITING AGREEMENT]

                       _____________ PREFERRED SECURITIES

                        [ REPUBLIC NEW YORK CAPITAL __ ]
                           (A DELAWARE BUSINESS TRUST)

                         ____ TRUST PREFERRED SECURITIES
      (LIQUIDATION AMOUNT [$____ ] PER TRUST PREFERRED SECURITY) GUARANTEED
              TO A LIMITED EXTENT BY REPUBLIC NEW YORK CORPORATION

                             UNDERWRITING AGREEMENT
                               ------------------

                                                             ____________, 199__

[Underwriter]

Dear Sirs:

      Each of [Republic New York Capital ___ ] (the "Trust"), a statutory business trust formed under the Business Trust Act (the "Delaware Act") of the State of Delaware and Republic New York Corporation, a bank holding company organized under the laws of the State of Maryland (the "Company"), confirms its agreement with ____________ and each of the other Underwriters named in Schedule I hereto, collectively, the "Underwriters," which term shall include any underwriter substituted as hereinafter provided in Section 9 hereof), for whom ____________, ____________ and ____________ are acting as Representatives (in such capacity, the "Representatives"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of ___ Trust Preferred Securities (liquidation amount [$____] per trust preferred security) of the Trust (the "Trust Preferred Securities") set forth in Schedule I (the "Securities"). The Trust Preferred Securities will be guaranteed by the Company on a limited basis to the extent the Trust has funds available therefor pursuant to a Guarantee Agreement to be dated as of the Closing Date (the "Guarantee").

      The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") and will be used by the Trust to purchase the ___% Junior Subordinated Debentures due ____ (the "Junior Subordinated Debt Securities") of the Company. The Trust Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, to be dated as of the Closing Date (the "Declaration"), among the Company, as Depositor, the trustees named therein (the "Trustees") and the holders from time to time of the Trust Preferred Securities and the Common Securities. The Junior Subordinated Debt Securities will be issued pursuant to an indenture, dated as of December 15, 1997 (the "Base Indenture"), between the Company and Bankers Trust Company, as trustee (the "Debt Trustee"), and a supplement to the Base Indenture, to be dated as of the Closing Date (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.
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      Prior to the purchase and public offering of the Securities by the several
Underwriters, the Trust, the Company and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Trust and the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

      The Trust and the Company understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

      SECTION 1. REGISTRATION STATEMENT AND PROSPECTUS. The Trust and the Company have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-________) and a related preliminary prospectus relating to the Securities and the Junior Subordinated Debt Securities under the Securities Act of 1933, as amended (the "1933 Act"), have filed such amendments thereto, if any, and such amended preliminary prospectus or prospectuses and preliminary prospectus supplement or supplements as may have been required to the date hereof, and will promptly file with the Commission a prospectus supplement specifically relating to the Securities pursuant to Rule 424 under the 1933 Act, if necessary. The information, if any, included in such prospectus and prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information". Each prospectus and prospectus supplement used before such registration statement became effective, and any prospectus and prospectus supplement that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information is herein called the "Registration Statement." The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934


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(the "1934 Act") which is incorporated by reference in the Registration
Statement, such preliminary prospectus or the Prospectus, as the case may be.

      SECTION 2. AGREEMENTS TO SELL AND PURCHASE.

      (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per Trust Preferred Security set forth in the Pricing Agreement, the number of Securities set forth in Schedule I opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

      (b) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Junior Subordinated Debt Securities of the Company, the Company hereby agrees to pay at the Closing Date and the Date of Delivery, if any, for the account of the several Underwriters, an amount per Trust Preferred Security as set forth in the Pricing Agreement.


      SECTION 3. DELIVERY AND PAYMENT.

      Payment of the purchase price for, and delivery of certificates for, the Securities to be purchased by the Underwriter shall be made at the offices of the Company, or at the offices of the Depository Trust Company ("DTC") if the Securities are to be issued in book-entry form, or at such other place as shall be agreed upon by the Representatives, the Trust and the Company, at 11:00 A.M. on the third business day following the date of the Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Trust and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Unless otherwise specified in Schedule I, payment shall be made in immediately available funds by fed wire payable to the order of the Trust against delivery to the Representatives for the account of the several Underwriters of the Trust Preferred Securities in book-entry form through the facilities of The Depository Trust Company. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. ____________, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose payment of the purchase price has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

      At the Closing Date and the Date of Delivery, if any, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof in immediately available funds by fed wire payable to ________________.


      SECTION 4. COVENANTS OF THE TRUST AND THE COMPANY. Each of the Trust and the Company, jointly and severally, covenants with each Underwriter as follows:


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      (a) The Trust and the Company, subject to Section 4(c), will comply with the requirements of Rule 430A, if applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (1) of the effectiveness of any post-effective amendment to the Registration Statement and of the filing of any amended Prospectus pursuant to Rule 430A, if applicable, or Rule 424(b), (2) of any comments of the Commission regarding the Registration Statement or the Prospectus (or any of the documents incorporated by reference therein) or of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for that purpose, (4) of the receipt by the Trust or the Company of any notification with respect to the suspension of the qualification of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose and (5) of the happening of any event during the period mentioned in paragraph (d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus (as theretofore amended or supplemented) untrue or which requires the making of any changes in the Registration Statement or the Prospectus (as theretofore amended or supplemented) in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. The Trust and the Company will use their reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus or suspending the qualification of the Securities for offer or sale in any jurisdiction, and if any such order is issued, the Trust and the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

      (b) To furnish to each of the Underwriters, without charge, one copy of the Registration Statement as filed with the Commission and any post-effective amendment thereto, including all financial statements and schedules, exhibits and documents incorporated therein by reference (including exhibits incorporated therein by reference to the extent not previously furnished to the Underwriters) and to deliver to the Underwriters the number of conformed copies of the Registration Statement and any post-effective amendment thereto, excluding exhibits, as the Underwriters or their counsel may reasonably request.

      (c) To give the Representatives advance notice of their intention to file any amendment or supplement to the Registration Statement or the Prospectus with respect to the Securities, and not to file any such amendment or supplement to which the Representatives shall reasonably object in writing.

      (d) During the period of time that the Prospectus is required by law to be delivered, to deliver to each Underwriter, without charge, as many copies of the Prospectus or any amendment or supplement thereto as such Underwriter may reasonably request. Each of the Trust and the Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Trust or the Company should be set forth (or incorporated by reference) in the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Trust and the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment


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thereto, and shall in any event forthwith file all reports and any definitive proxy statement or information statement required to be filed by the Trust or the Company with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the date of the Prospectus, and will deliver to each Underwriter, without charge, such number of copies thereof as such Underwriter may reasonably request. If during such period of time any event shall occur which in the judgment of the Representatives should be so set forth in the Prospectus, or which in the judgment of the Representatives makes it necessary to so supplement or amend the Prospectus, the Trust and the Company will consult with the Representatives concerning the necessity of filing with the Commission a supplement or amendment to the Prospectus or a report pursuant to Section 13 or 14 of the 1934 Act.

      (e) Prior to any public offering of any Securities by the Underwriters, to cooperate with the Representatives and counsel retained by the Representatives in connection with the registration or qualification of the Securities (and any securities issuable upon conversion or exercise of the Securities) for offer and sale under the securities or Blue Sky laws of, and the determination of the eligibility of Securities for investment under the laws of, such jurisdictions as the Underwriter may request; provided, that in no event shall either the Trust or the Company be obligated to qualify to do business as a foreign limited partnership or corporation, as the case may be, or as a securities dealer in any jurisdiction where it is not now so qualified, to conform its capitalization or the composition of its assets to the securities or Blue Sky laws of any jurisdiction or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject. The Company will pay all reasonable fees and expenses (including reasonable counsel fees and expenses) relating to registration or qualification of Securities (and any securities issuable upon conversion or exercise of any Securities) under such securities or Blue Sky laws and in connection with the determination of the eligibility of Securities for investment under the laws of such jurisdictions as the Representatives may designate. In each jurisdiction in which the Securities have been so qualified, the Trust and the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Securities.

      (f) To make generally available to their security holders and to each Underwriter the consolidated earnings statements (which need not be audited) that satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

      (g) If, at the time that the Registration Statement became effective, any information was omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then, immediately following the execution of the Pricing Agreement, to prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of each amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including any amended Prospectus), containing all information so omitted.

      (h) The Company shall pay or cause to be paid the following: (1) all costs and expenses incurred in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Prospectus and any legal investment memorandum and Blue Sky memorandum as contemplated by Section 4(e), (2) any listing fees incident to any listing of the Securities on a national securities exchange, (3) any fees charged by securities rating agencies for rating any of the Securities, (4) all costs and expenses incurred in connection with the preparation, issuance and delivery of the Securities (other than transfer taxes) and the execution and delivery of


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the Indenture, (5) all costs and expenses incurred in connection with furnishing such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of Securities by dealers to whom Securities may be sold, (6) the fees and expenses incurred in connection with the registration of the Securities under the 1934 Act and (7) the fees and expenses of the transfer agent for the Trust Preferred Securities, if any.

      (i) If this Agreement is terminated by the Representatives because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any failure or refusal on the part of the Trust or the Company to comply with the terms of this Agreement or the applicable Pricing Agreement, or if for any reason either of the Trust or the Company shall be unable to perform its obligations herein or therein, the Company will reimburse the several Underwriters, for all out-of-pocket expenses (including the fees and expenses of counsel retained by the Underwriters) reasonably incurred by the Underwriters in connection herewith. Neither the Trust nor the Company, however, will be liable to any of the Underwriters for damages on account of loss of anticipated profits.

      (j) If specified in Schedule I hereto, during a period beginning from the date hereof to and including the Closing Date, neither the Trust will, without prior written consent of the Representatives, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any Trust Preferred Securities, any security convertible into or exchangeable into or exercisable for, Trust Preferred Securities or any equity securities, substantially similar to the Trust Preferred Securities, except for the Trust Preferred Securities offered hereby nor the Company will, without the prior written consent of the Representatives, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any Junior Subordinated Debt Securities or any debt securities substantially similar to the Junior Subordinated Debt Securities to be sold to the Trust.

      (k) To arrange for the listing of the Securities upon notice of issuance on the New York Stock Exchange, Inc. or such other national securities exchange as may be designated in Schedule I.


      SECTION 5. REPRESENTATIONS AND WARRANTIES.

      (a) Each of the Trust and the Company, jointly and severally, represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

            (1) The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, conformed in all material respects to the requirements of the 1934 Act, and the rules and regulations of the Commission promulgated thereunder, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, conform in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder; none of such documents, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a


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      material fact or omitted to state a material fact required to be stated
      therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

            (2) The Trust and the Company jointly meet the registrant requirements and the transaction requirements for use of Form S-3 under the 1933 Act in connection with the registration of the Securities. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Trust or the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement and any post-effective amendments thereto became effective and at the Closing Date, the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time of filing thereof with the Commission, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Trust or the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which consists of the Statements of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of Bankers Trust Company.

            Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations, if applicable, and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (3) This Agreement has been, and as of the date thereof, the Pricing Agreement will have been, duly authorized, executed and delivered by the Company.

            (4) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and the Declaration, the Trust has the business


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      trust power and authority to (x) own property and conduct its business, all as described in the Prospectus, (y) enter into and perform its obligations under this Agreement, and (z) issue and perform its obligations under the Trust Preferred Securities and the Common Securities and is not required to be authorized to do business in any other jurisdiction; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust does not have any consolidated or unconsolidated subsidiaries; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

            (5) The Declaration has been duly and validly authorized by the Company and, when executed and delivered by the Company and the Trustees at the Closing Date, and assuming due authorization, execution and delivery thereof by the Property Trustee and the Delaware Trustee (as such terms are defined in the Declaration), will be the valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law; and, at the Closing Date, the Declaration will have been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (6) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary business trust action on the part of the Trust; and this Agreement has been, and as of the date thereof the Pricing Agreement will have been, duly executed and delivered by the Trust under the law of Delaware.

            (7) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor in accordance with the Declaration, will be validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Declaration, the issuance of the Common Securities will not be subject to preemptive rights.

            (8) The Trust Preferred Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust in accordance with the Declaration to the Underwriters and paid for in accordance with this Agreement, will be validly issued, and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Trust Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; under the Delaware Act and the Declaration, the issuance of the Trust Preferred Securities will not be subject to preemptive rights; and the Trust Preferred Securities conform to the description thereof in the Prospectus.


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            (9) At the Closing Date, all of the issued and outstanding Common
      Securities of the Trust will be owned directly or indirectly by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

            (10) At the Closing Date, the Property Trustee will be the record holder of Junior Subordinated Debt Securities and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the register.

            (11) The Guarantee has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law; at the Closing Date, the Guarantee will have been duly qualified under the Trust Indenture Act; and the Guarantee conforms to the description thereof contained in the Prospectus.

            (12) The Indenture has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date and, assuming due authorization, execution and delivery by the Debt Trustee, at such Closing Date will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law; and at the Closing Date, the Indenture will have been duly qualified under the Trust Indenture Act.

            (13) The Junior Subordinated Debt Securities have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust in accordance with the Declaration, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law; and the Junior Subordinated Debt Securities conform to the description thereof contained in the Prospectus.

            (14) The issuance and sale of the Trust Preferred Securities by the Trust and the performance by the Trust of its obligations under this Agreement and the Pricing Agreement will not conflict with, result in a breach of any of the terms or provisions of, or constitute a default under, the Declaration or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Trust is now a party or by which it is


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      bound, or any order of any court or governmental agency or authority entered in any proceeding to which the Trust was or is now a party or by which it is bound.

            (15) The issuance and sale of the Securities by the Trust and the issuance of the Junior Subordinated Debt Securities by the Company and the performance by each of the Company or the Trust, as the case may be, of its respective obligations under the terms of this Agreement, the Pricing Agreement, the Guarantee, the Indenture and the Declaration will not conflict with, result in a breach of any of the terms or provisions of, or constitute a default under, the Company's charter or by-laws, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or Republic National Bank of New York (the "Bank") is now a party or by which it is bound, or any order of any court or governmental agency or authority entered in any proceeding to which the Company or the Bank was or is now a party or by which it is bound. Other than the Bank, there is no significant subsidiary of the Company, as that term is defined in Rule 1-02(v) of Regulation S-X, and there are no other subsidiaries of the Company which individually, or in the aggregate, own or lease property or conduct business which is material to the properties or business of the Company and its subsidiaries taken as a whole.

            (16) No authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Common Securities and the Trust Preferred Securities or the purchase by the Trust of the Junior Subordinated Debt Securities.

            (17) The accountants who certified the financial statements and supporting schedules incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (18) Except to the extent set forth in the Prospectus, neither the Trust nor the Company has received any notice of, nor does it have any actual knowledge of, any failure by it or, in the case of the Company, any of its significant subsidiaries to be in substantial compliance with all existing statutes and regulations applicable to it or, in the case of the Company, such subsidiaries, which failure would materially and adversely affect the conduct of the business of the Trust or of the Company and its subsidiaries, considered as a whole.

            (19) The statements set forth in the Prospectus under the caption "Certain United States Federal Income Tax Consequences," insofar as they purport to describe the provisions of the law referred to therein, are accurate and complete in all material respects.

            (20) The Trust will be classified as a "grantor trust" for United States federal income tax purposes and not classified as an association taxable as a corporation for United States federal income tax purposes under federal income tax laws as currently in effect.

            (21) Neither the Trust nor the Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and neither the Trust nor the Company is subject to regulation under such Act.

      (b) Any certificate signed by any Administrative Trustee of the Trust or officer of the Company and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Underwriters as to the matters covered thereby.

      SECTION 6. INDEMNIFICATION. (a) Each of the Trust and the Company agrees, jointly and severally to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus, any preliminary prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) neither the Trust nor the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Trust and/or the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Prospectus or any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person and the untrue statement or omission of a material fact contained in the Prospectus or any preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Trust or the Company may otherwise have.

      (b) Each Underwriter severally agrees to indemnify and hold harmless the Trust, including its trustees, and the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only with reference to written information furnished to the Trust and/or the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.


      (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), approved by the Representatives in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

      (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 6 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Trust or the Company on grounds of policy or otherwise, the Trust, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Trust, the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and purchase price of the Securities specified in
Schedule I hereto and the Trust and the Company are responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement, each director of the Company, and each trustee of the Trust shall have the same rights to contribution as the Trust and the Company, subject in each case to clause (ii) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).


      The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Trust and the Company contained in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Underwriter, by or on behalf of any person controlling such Underwriter or by or on behalf of the Trust or the Company, (b) acceptance of any of the Securities and payment therefor or (c) any termination of this Agreement.


      SECTION 7. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITER. The obligations of the several Underwriters hereunder are subject to the following conditions:

      (a) The Registration Statement shall have become effective prior to the date hereof; at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission; and the Representatives shall have received a certificate, dated the Closing Date and signed by (i) one Administrative Trustee of the Trust and (ii) the Chairman of the Board, the President, any Vice Chairman or any Executive Vice President of the Company (each of whom may, as to threatened proceedings, rely upon the best of his information and belief), to such effect and to the effect set forth in clause (f) of this Section 7. If the Trust and the Company have elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

      (b)  At the Closing Date the Representatives shall have received:

            (1) The opinion, dated as of the Closing Date, and reasonably satisfactory to counsel for the Underwriters, from William F. Rosenblum, Jr., Esq., Senior Vice President, Deputy General Counsel and Corporate Secretary of the Company to the following effect and covering such additional matters as the Representatives may reasonably request:

                  (i) the Company is a duly organized and validly existing
            corporation in good standing under the laws of the State of Maryland and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has the corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus; the Bank is a duly organized and validly existing national banking association under the laws of the United States, continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such as described in the Registration Statement and Prospectus; and, except as set forth in the Registration Statement or the Prospectus, each of the Company and the Bank is in all material respects in compliance with all laws, rules, regulations, directives and published interpretations issued or administered by, all conditions imposed in writing by and all agreements entered into with, any bank regulatory agency, authority or body having jurisdiction over the Company of the Bank or any of their respective assets, operations or businesses; each of the Company and the Bank holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Registration Statement; and, other than the Bank, there is no significant subsidiary of the Company, as that term is defined in Rule 1-02(v) of Regulation S-X, and there are no other subsidiaries of the Company which individually, or in the aggregate, own or lease property or conduct business which is material to the properties or business of the Company and its subsidiaries taken as a whole;

                  (ii) the Company has the corporate power and authority to
            execute and deliver, and perform its obligations under, this Agreement, the Pricing Agreement, the Guarantee, the Indenture and the Declaration;

                  (iii) the Bank is duly authorized, and the Company is duly qualified as a foreign corporation, to do business and is in good standing in each jurisdiction in which such authorization or qualification is required and in which the failure to be authorized or to qualify, as the case may be, could, in the aggregate, have a material adverse effect upon the financial condition, results of operations, business or properties of each of the Company or the Bank and their respective subsidiaries taken as a whole;

                  (iv) all corporate proceedings legally required in connection with the authorization and issuance of the Junior Subordinated Debt Securities and the Guarantee and the sale of the Junior Subordinated Debt Securities and the issuance of the Guarantee by the Company as contemplated by this Agreement have been taken;

                  (v) such counsel does not know of any pending or threatened action, suit or proceeding before any court or governmental agency, authority or body, to which the Company or the Bank is or may be a party of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, or of any franchises, contracts or other documents of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required;

                  (vi) the execution and delivery by the Trust of this
            Agreement, the Pricing Agreement and the Declaration, the issuance of the Securities and the fulfillment of the terms herein and therein contained do not conflict with, or result in a breach of, or constitute a default under, the Declaration or, to the best knowledge of such counsel, conflict in any material respect with, or result in a material breach of or constitute a material default under any material agreement, indenture or other instrument known to such counsel to which the Trust is a party or by which it is bound, or result in a violation of any law, administrative regulation or court or governmental decree known to such counsel applicable to the Trust, except that such counsel need not express any opinion with respect to (i) matters opined upon by Messrs. Potter, Anderson & Corroon or (ii) the Blue Sky laws of any jurisdiction;

                  (vii) the execution and delivery by the Company of this
            Agreement, the Pricing Agreement, the Guarantee, the Indenture and the Declaration, the issuance of the Junior Subordinated Debt Securities and the Guarantee and the fulfillment of the terms herein and therein contained do not conflict with, or result in a breach of, or constitute a default under, the Company's charter or bylaws or, to the best knowledge of such counsel, conflict in any material respect with, or result in a material breach of or constitute a material default under any material agreement, indenture or other instrument known to such counsel to which the Company or the Bank is a party or by which it is bound, or result in a violation of any law, administrative regulation or court or governmental decree known to such counsel applicable to the Company or the Bank, except that such counsel need not express any opinion with respect to (i) matters opined upon by Messrs. Piper & Marbury or (ii) the Blue Sky laws of any jurisdiction;

                  (viii) all of the outstanding capital stock of the Bank is duly authorized, validly issued, fully paid and (except as provided in 12 U.S.C. Section 55, as amended) nonassessable and owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (ix) all of the issued and outstanding Common Securities of the Trust are owned directly or indirectly by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                  (x) the Property Trustee is the record holder of Junior Subordinated Debt Securities and no security interest, mortgage, pledge, lien, encumbrance, claim or equity is noted thereon or on the securities register;

                  (xi) the Company is not an "investment company" within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended, and is not subject to regulation under such Act;

                  (xii) this Agreement, the Pricing Agreement, the Guarantee, the Indenture and the Declaration have been duly authorized, executed and delivered by the Company; and each of the Guarantee and the Indenture is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law;

                  (xiii) each of the Guarantee, the Indenture and the Declaration has been duly qualified under, and complies in all material respects with the requirements of, the Trust Indenture Act;

                  (xiv) the Junior Subordinated Debt Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust at the Closing Date, will be legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law;

                  (xv) the Trust and the Company jointly meet the requirements for use of Form S-3 under the 1933 Act. The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission;

                  (xvi) each of the Securities, the Guarantee and the Junior
            Subordinated Debt Securities conforms in all material respects as to legal matters to the descriptions thereof in the Prospectus (as amended or supplemented, if applicable);

                  (xvii) the Trust is not an "investment company" within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended, and is not subject to regulation under such Act; and

                  (xviii) if the Securities being delivered on the Closing Date are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Trust has filed a preliminary listing application and all the required supporting documents with respect to the Securities with such stock exchange and such counsel has no reason to believe that the securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

            In addition, such counsel shall state that "The Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein, as to which no opinion is expressed), complied, as of the date the Prospectus was first filed with the Commission pursuant to Rule 424, and comply, as of the date hereof, as to form in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "Rules"). In passing upon the form of such documents, I have necessarily assumed the correctness and completeness of the statements made or included therein by the Trust and take no responsibility for the accuracy, completeness or fairness of the statements respecting the Trust contained therein except insofar as such statements relate to the description of the Securities. However, in connection with the preparation of the Registration Statement and the Prospectus, I have had conferences with certain trustees or officers and other representatives of the Trust and the Company, and my examination of the Registration Statement and the Prospectus and my discussions in such conferences did not disclose to me any information (relying as to the materiality of any such information primarily upon trustees or officers and other representatives of the Trust and the Company) which gave me reason to believe that either the Registration Statement or the Prospectus, as amended or supplemented, if applicable (except as to the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein, as to which no belief is expressed), contained, as of the date the Prospectus was first filed with the Commission pursuant to Rule 424, or contains, as of the date hereof, any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, as amended or supplemented, if applicable, in light of the circumstances under which they were made), not misleading."

            In giving such opinion, such counsel may rely (x) as to matters of fact, to the extent they deem proper, upon certificates of trustees or officers of the Trust or the Company, public officials and others, and (y) as to matters of law if other than the law of the United States or New York, on the opinions of local counsel retained by the Trust or the Company, provided that such counsel is satisfactory to the Representatives and counsel retained by the Representatives on behalf of the Underwriters.

            (2) if reasonably required by the Representatives, from [_________], special tax counsel to the Trust and the Company, to the following effect:

                  (i) the Trust will be classified as a grantor trust and not as an association taxable as a corporation; for United States federal income tax purposes, each holder of Securities will be considered the owner of an undivided interest in the Junior Subordinated Debt Securities, and each holder will be required to include in its gross income its allocable share of income on the Junior Subordinated Debt Securities and any original issue discount accrued with respect to its allocable share of the Junior Subordinated Debt Securities;

                  (ii) the Junior Subordinated Debt Securities will be classified for United States federal income tax purposes as indebtedness of the Company; and

                  (iii) the statements set forth in the Prospectus under the caption "Certain United States Federal Income Tax Consequences," insofar as they purport to describe the provisions of law referred to therein, provide a fair summary of such consequences.

            (3) from Messrs. Potter Anderson & Corroon, special Delaware counsel to the Trust, to the following effect and covering such additional matters as the Underwriter may reasonably request:

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act.

                  (ii) Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (a) to own its properties and conduct its business (b) to execute and deliver, and to perform its obligations under, the Agreements to which it is a party, and (c) to issue and perform its obligations under the Trust Preferred Securities, all as described in the Declaration.

                  (iii) The Declaration constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees, respectively, in accordance with its terms.

                  (iv) Under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of the Agreements to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust.

                  (v) The Common Securities have been duly authorized by the Declaration and once duly and validly issued in accordance with the Declaration will represent valid undivided beneficial interests in the assets of the Trust.

                  (vi) The Trust Preferred Securities have been duly authorized by the Declaration and once duly and validly issued in accordance with the Declaration will represent valid and fully paid and, subject to the qualifications set forth in number (vii) below, non-assessable undivided beneficial interests in the assets of the Trust.

                  (vii) The Trust Preferred Securityholders, as beneficial owners of Trust Preferred Securities on the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except that the Trust Preferred Securityholders may be obligated to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Trust Preferred Securities Certificates and the issuance of replacement Trust Preferred Securities Certificates, and (b) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

                  (viii) Under the Delaware Business Trust Act and the
            Declaration, the issuance of the Trust Securities is not subject to preemptive rights.

                  (ix) No authorization, approval or other action by, and notice to or filing with, any governmental authority or regulatory body of the State of Delaware is required for the issuance and sale of the Trust Securities.

                  (x) Assuming that the Trust is treated is a grantor trust or partnership for federal income tax purposes, the Securityholders (other than those holders of Trust Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  (xi) The (a) purchase of the Junior Subordinated Debt Securities by the Trust, (b) the distribution of the Junior Subordinated Debt Securities by the Trust in the circumstances contemplated by the Declaration, and (c) the performance by the Trust of the Agreements to which it is a party and the consummation of the transactions contemplated thereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of the Certificate or Declaration or any statute, order, rule or regulation the State of Delaware or any governmental agency or body of the State of Delaware having jurisdiction over the Trust or any of its properties.

            (z) issue and perform its obligations under the Trust Preferred Securities and the Common Securities.

                  (ii) Assuming the Declaration has been duly authorized,
            executed and delivered by the Trustees and the Company, the Declaration is the valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law.

                  (iii) Under the Delaware Act and the Declaration, the
            execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary business trust action on the part of the Trust; and this Agreement and the Pricing Agreement have been duly executed and delivered by the Trust under the laws of Delaware.

                  (iv) The Common Securities have been duly authorized by the
            Declaration and are validly issued and represent undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Declaration, the issuance of the Common Securities is not subject to preemptive rights.

                  (v) The Trust Preferred Securities have been duly authorized by the Declaration and, when delivered to and paid for pursuant to this Agreement, will be validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Trust Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and under the Delaware Act and the Declaration, the issuance of the Trust Preferred Securities is not subject to preemptive rights. Such counsel may note that the Preferred Security holders may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Security Certificates and the issuance of replacement Preferred Security Certificates, and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

                  (vi) The issuance and sale by the Trust of the Trust Preferred
            Securities and Common Securities; the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement; the consummation of the transactions contemplated herein and therein; and compliance by the Trust with its obligations hereunder and thereunder will not violate any of the provisions of the Certificate of Trust or the Declaration, or any applicable Delaware law or administrative regulation.

                  (vii) Assuming that the Trust derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Act and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Common Securities and the Trust Preferred Securities or the purchase by the Trust of the Junior Subordinated Debt Securities and the Guarantees except such as have been obtained and such as may be required by state securities laws.

      (c) The Underwriter shall have received on the Closing Date from Messrs. [________________], counsel retained by the Representatives on behalf of the Underwriters, an opinion with respect to the Securities, the Registration Statement and the Prospectus in the form customarily given by such firm, including an opinion to the effect that the Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to the financial statements and schedules and any other financial and statistical data contained or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the Act.

      (d) The Underwriter shall have received on the Closing Date the opinion of [______________],counsel to Bankers Trust Company, in form and substance satisfactory to counsel to the Underwriters to the effect that:

            (1) Bankers Trust Company has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

            (2) each of the Declaration, the Indenture and the Guarantee has been duly authorized, executed and delivered by the Property Trustee, the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding instrument enforceable against the Property Trustee, Indenture Trustee and Guarantee Trustee in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law;

            (3) no consent, approval, authorization or order of any federal or New York State banking authority is required for the consummation of the transactions contemplated by the Declaration, the Indenture or the Guarantee by the Property Trustee, the Indenture Trustee or the Guarantee Trustee, respectively; and

            (4) neither the execution and delivery of the Declaration, the Indenture or the Guarantee, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of Bankers Trust Company or the terms of any indenture or other agreement or instrument known to such counsel and to which Bankers Trust Company is a party or bound or any judgment, order or decree known to such counsel to be applicable to Bankers Trust Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Bankers Trust Company.

      (e) The Underwriter shall have received on the Closing Date the opinion of [____________], counsel to Bankers Trust (Delaware), in form and substance satisfactory to counsel to the Underwriters to the effect that:

            (1) The Delaware Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware, with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

            (2) The execution, delivery and performance by the Delaware Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Delaware Trustee; the Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes the valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally from time to time in effect or by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether such enforceability is considered in equity or at law.

            (3) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Delaware Trustee.

            (4) No consent, approval or authorization of, or registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

            (5) To the best of such counsel's knowledge, based on a review of the certificates representing the Junior Subordinated Debt Securities, no security interest, mortgage, pledge, lien, encumbrance, claim or equity is noted thereon.

      (f) On the Closing Date, the Representatives shall have received from KPMG Peat Marwick LLP a letter, dated as of the Closing Date, in form and substance reasonably satisfactory to the Representatives confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

            (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

            (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; the carrying out of certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors, audit and examining committees of the Company and the Bank, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                  (1) any unaudited financial statements included or
            incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                  (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Prospectus, there were at a specified date not more than five business days prior to the date of such letter, any changes in the capital stock (other than issuances or cancellations under the Company's Long-Term Incentive Stock Plan, [Restricted Stock or Restricted Stock Election Plans and exercises of options under the Company's Stock Option Plans]) or long-term indebtedness (other than scheduled repayments of such debt) or any decrease in stockholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are described in such letter, or, for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to the end of the most recent period for which the Company has prepared internal financial statements, there were any decreases as compared with the corresponding period in the prior fiscal year in the total amounts of net interest income or income before income taxes of the Company and its subsidiaries or in the total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are described in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                  (3) the amounts included in any unaudited "capsule"
            information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

      (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

      (iv) if pro forma financial statements are included or incorporated in the Registration Statement and Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

      References to the Registration Statement and the Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.

      (g) The Company shall have furnished to the Representatives a certificate signed by a senior officer of the Company in form reasonably satisfactory to them that:

            (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on the Closing Date and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such Closing Date;

            (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

            (iii) since the date of the most recent financial statements included or incorporated in the Prospectus, there has been no material adverse change in the financial or business condition or earnings of the Company and its subsidiaries, considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

      (h) The Trust shall have furnished to the Representatives a certificates signed by an Administrative Trustee in a form reasonably satisfactory to them that the representations and warranties of the Trust in this Agreement are true and correct in all material respects on and as of such Closing Date with the same effect as if made on the Closing Date and the Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such Closing Date.

      (i) If the Securities are to be listed on the New York Stock Exchange, Inc. or any other national stock exchange, such Securities shall have been duly listed, subject to notice of issuance, on such stock exchange.

      If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, such Closing Date by the Representatives. Notice of such cancellation shall be given to the Trust and the Company in writing or by telephone or telegraph confirmed in writing.

      SECTION 8. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination prior to delivery of and payment for the Securities at the applicable Closing Date, in the absolute discretion of the Representatives, by written notice given to the Trust and the Company, or in the absolute discretion of the Trust and the Company, by written notice given to the Representatives, if, on or prior to such date, (a) there has been any material adverse change in the financial or business condition or earnings of the Company or its subsidiaries considered as one enterprise, (b) on or after the date hereof, there has been an outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable to market such Securities, or in the reasonable judgment of the Company, impracticable to issue such Securities, (c) trading in any securities of the Trust, the Company or the Bank has been suspended by the Commission or a national securities exchange, or trading generally on the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, or a banking moratorium has been declared by either federal or New York authorities,
(d) there shall have occurred a downgrading in the rating assigned to any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined by the Commission for purposes of Rule 436(g) under the Act), or (e) any such statistical rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock which, in the professional judgment of the Representatives, would have, with respect to the purchase of the Securities, a material adverse effect on the price and/or value of the Securities.

      SECTION 9. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail on the Closing Date to purchase the Securities that it or they are obligated to purchase hereunder (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any substitute underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be approved by the Representatives and upon the terms herein set forth; if, however, the Representatives have not completed such arrangements within such 24-hour period, then:

      (a) if the principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

      (b) if the principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities, the Company shall be entitled for an additional 24-hour period to find one or more substitute underwriters satisfactory to the Representatives in their reasonable discretion to purchase such Defaulted Securities.

      In the event of any such default either the Representatives or the Trust and the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements relating to the purchase of the Securities.

      If the principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities, and neither the Representatives nor the Company make arrangements pursuant to this Section 9 within the period stated for the purchase of the Defaulted Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter to the Company except as provided in Section 6.

      No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

      A substitute underwriter hereunder shall be an Underwriter for all purposes of this Agreement.


      SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representatives shall be directed to ____________, attention __________; and notices to each of the Trust and the Company shall be directed to it at its office at 452 Fifth Avenue - Tower 2, New York, New York 10018, attention:
Stephen J. Saali, Senior Vice President of the Company, with a copy to William
F. Rosenblum, Jr., Esq., Senior Vice President of the Company, at 452 Fifth Avenue - Tower 7, New York, New York 10018.


      SECTION 11. PARTIES. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Trust and the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Trust and the Company and their respective successors and legal representatives and the controlling persons and trustees, officers and directors referred to in Section 6 hereof and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Trust and the Company and their respective successors and legal representatives and said controlling persons, trustees, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the trustees, officers and directors and controlling persons referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.


      SECTION 13. GOVERNING LAW AND TIME. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                                    Very truly yours,

                                    [REPUBLIC NEW YORK CAPITAL ___ ]


                                    By:  ____________________________
                                          Administrative Trustee


                                    REPUBLIC NEW YORK CORPORATION



                                    By:  ____________________________


CONFIRMED AND ACCEPTED,
as of the date first
above written:
[Insert rep names]


BY:  [UNDERWRITER]


By:  ___________________________________
            Authorized Signatory

      for themselves and as Representatives
      of other underwriters named in Schedule I hereto.

                                                                      Schedule I


                              LIST OF UNDERWRITERS



Underwriter                                           Amount
-----------                                           ------

                                                                       EXHIBIT A



                       _____________ PREFERRED SECURITIES

                        [ REPUBLIC NEW YORK CAPITAL __ ]
                           (A DELAWARE BUSINESS TRUST)

                         ____TRUST PREFERRED SECURITIES
      (LIQUIDATION AMOUNT [$___ ] PER TRUST PREFERRED SECURITY) GUARANTEED
              TO A LIMITED EXTENT BY REPUBLIC NEW YORK CORPORATION



                                PRICING AGREEMENT
                                -----------------

                                                          _______________, 199__

[UNDERWRITER]

Dear Sirs:

      Reference is made to the Underwriting Agreement, dated __________, ____ (the "Underwriting Agreement"), relating to the purchase, by the Underwriters named in Schedule I thereto (the "Underwriters"), of the above-referenced ___ Trust Preferred Securities (the "Trust Preferred Securities"), of [ Republic New York Capital __ ], a business trust formed under the laws of Delaware (the "Trust").

      Capitalized terms in this Pricing Agreement that are not defined herein have the meanings assigned in the Underwriting Agreement.

      Pursuant to Section 2 of the Underwriting Agreement, each of the Trust and the Company agree with each of the several Underwriters as follows:

            1. The initial public offering price for the Securities, and the purchase price per Security for the Securities to be paid by the several Underwriters, determined as provided in said Section 2, shall be [$____].

            2. The compensation per Trust Preferred Security to be paid by the Company to the several Underwriters in respect of their commitments hereunder shall be $_____.

      In view of the fact that the proceeds of the sale of the Trust Preferred Securities will be invested in Junior Subordinated Debt Securities of the Company, the Company has agreed to pay to the Underwriters, as compensation for their arranging the investment therein of such proceeds, $_____ per Trust Preferred Security (or $_______ in the aggregate); provided, that such compensation for sales of ______ or more Trust Preferred Securities to a single purchaser will be $_____ per Trust Preferred Security. Therefore, to the extent of such sales, the actual amount of Underwriters' compensation will be less than the aggregate amount specified in the preceding sentence. See "Underwriting."

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter, the Trust and the Company in accordance with its terms.

                                    Very truly yours,

                                    [ REPUBLIC NEW YORK CAPITAL __ ]


                                    By:  ________________________
                                          Administrative Trustee


                                    REPUBLIC NEW YORK CORPORATION


                                    By:  ________________________


CONFIRMED AND ACCEPTED, as of the date first above written:
[Insert rep names]


By:  [UNDERWRITER]


     By:  _______________________


                                      A-2